BY-LAWS OF
INTERMEC, INC.

(AS AMENDED  SEPTEMBER 11, 2008)

ARTICLE I
OFFICES AND RECORDS

SECTION 1.1.                                           Delaware Office.

The principal office of the Corporation in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware.

SECTION 1.2.                                           Other Offices.

The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

SECTION 1.3.                                           Books and Records.

The books and records of the Corporation may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

ARTICLE II
STOCKHOLDERS

SECTION 2.1.                                           Annual Meeting.

The annual meeting of the stockholders of the Corporation shall be held on such date commencing in the year 1999 and at such place and time as may be fixed by resolution of the Board of Directors.

SECTION 2.2.                                           Special Meeting.

Subject to the rights of the holders of any series of stock having a preference over the Common Stock of the Corporation as to dividends or upon liquidation ("Preferred Stock") with respect to such series of Preferred Stock, special meetings of the stockholders may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the "Whole Board").

SECTION 2.3.                                           Place of Meeting.

The Board of Directors or the Chairman of the Board, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders called by the Board of Directors or the Chairman of the Board.  If no designation is so made, the place of meeting shall be the principal office of the Corporation.

SECTION 2.4.                                           Notice of Meeting.

Written or printed notice, stating the place, day, and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his, her, or its address as it appears on the stock transfer books of the Corporation.  Such further notice shall be given as may be required by law.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.  Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 7.4 of these By-Laws.  Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

SECTION 2.5.                                           Quorum and Adjournment.

Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the outstanding shares of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business.  The Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum.  No notice of the time and place of adjourned meetings need be given except as required by law.  The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 2.6.                                           Proxies.

At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such other manner prescribed by the General Corporation Law of the State of Delaware) by the stockholder, or by his duly authorized attorney in fact.

SECTION 2.7.  Notice of Stockholder Business and Nominations.

A. Annual Meetings of Stockholders.

(1)  Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who (i) was a stockholder of record at the time of giving of notice provided for in this By-Law and at the time of the annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in this By-Law as to such business or nomination; clause (c) of this Section 2.7(A)(1) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(2)  Without qualification, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.7(A)(1)(c) of this By-Law, the stockholder must have given timely notice thereof in writing to the Secretary and such other business must otherwise be a proper matter for stockholder action.  To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation.  In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder's notice as described above.  To be in proper form, a stockholder’s notice to the Secretary (whether given pursuant to this Section 2.7(A)(2) or Section 2.7(B)) must:

(a) set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made

(i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any,

(ii) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner,

(B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation,

(C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Company,

(D) any short interest in any security of the Company (for purposes of this By-Law a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security),

(E) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation,

(F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and

(G) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and

(iii) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

(b) if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth

(i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business and

(ii) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and

(c) set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors

(i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and

(ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(3)  Notwithstanding anything in the second sentence of Section 2.7(A)(2) of this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

B.  Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (i) is a stockholder of record at the time of giving of notice provided for in this By-Law and at the time of the special meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in this By-Law as to such nomination.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by Section 2.7(A)(2) of this By-Law with respect to any nomination shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

C.  General.

(1)  Only such persons who are nominated in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law.  Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

(2)  For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3)  Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law; provided, however, that any references in these By-Laws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.7(A)(1)(c) or Section 2.7(B) of this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or these By-Laws.

SECTION 2.8.                                           Procedure for Election of Directors; Required Vote.

Election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot.  Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, each director to be elected by stockholders shall be elected by the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present.  For purposes of this Section 2.8, “a majority of the votes cast” shall mean that the number of shares voted “for” a director nominee’s election exceeds 50% of the number of votes cast with respect to that nominee’s election or, in the case where the number of nominees exceeds the number of directors to be elected, cast with respect to election of directors generally.  “Votes cast” (a) shall include, as to each nominee, (i) votes cast “for” such nominee’s election and (ii) instructions to withhold authority to vote “for” such nominee’s election in all proxies submitted in connection with such election and (b) shall exclude abstentions with respect to that nominee’s election or, in the case where the number of nominees exceeds the number of directors to be elected, abstentions with respect to election of directors generally. Except as otherwise provided by law, the Certificate of Incorporation, or these By-Laws, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.

SECTION 2.9.                                           Inspectors of Elections; Opening and Closing the Polls.

The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof.  One or more persons may be designated as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspector(s) shall have the duties prescribed by law.

The Chairman or the Secretary of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

SECTION 2.10.                                           No Stockholder Action by Written Consent.

Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

ARTICLE III
BOARD OF DIRECTORS

SECTION 3.1.                                           General Powers.

The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders. The Board of Directors may, in its discretion, appoint a Non-Executive Chairman of the Board of Directors; and, if a Non-Executive Chairman has been appointed, the Non-Executive Chairman shall, when present, preside at all meetings of the Board of Directors and shall have such other powers as the Board of Directors may prescribe.

SECTION 3.2.                                           Number, Tenure, and Qualifications.

Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board.  Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, at each annual meeting of stockholders, (i) each director shall stand for election and shall be elected for a term of office to expire at the next succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

SECTION 3.3.                                           Regular Meetings.

A regular meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders without other notice than this By-Law.  Regular meetings of the directors may be held without notice at such place and times as shall be determined from time to time by the Board of Directors.

SECTION 3.4.                                           Special Meetings.

Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the President, or a majority of the Board of Directors then in office.  The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

SECTION 3.5.                                           Notice.

Notice of any special meeting of directors shall be given to each director at his or her business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile transmission, electronic mail, or orally by telephone.  If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting.  If by telegram, overnight mail, or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph corporation or the notice is delivered to the overnight mail or courier service corporation at least twenty-four (24) hours before such meeting.  If by facsimile transmission or electronic mail, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting.  If by telephone or by hand delivery, the notice shall be given at least twelve (12) hours prior to the time set for the meeting.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these By-Laws, as provided under Section 8.1.  A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 7.4 of these By-Laws.

SECTION 3.6.                                           Action by Consent of Board of Directors.

Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

SECTION 3.7.                                           Conference Telephone Meetings.

Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

SECTION 3.8.                                           Quorum.

Subject to Section 3.9, a whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.  The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

SECTION 3.9.                                           Vacancies.

Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until any such director's successor shall have been duly elected and qualified.  No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director.

SECTION 3.10.                             Executive and Other Committees.

The Board of Directors may, by resolution adopted by a majority of the Whole Board, designate an Executive Committee to exercise, subject to applicable provisions of law, all the powers of the Board in the management of the business and affairs of the Corporation when the Board is not in session, including without limitation the power to declare dividends, to authorize the issuance of the Corporation's capital stock and to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware, and may, by resolution similarly adopted, designate one or more other committees.  The Executive Committee and each such other committee shall consist of two or more directors of the Corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Any such committee, other than the Executive Committee (the powers of which are expressly provided for herein), may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution.  In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.  Each committee shall keep written minutes of its proceedings and shall report such proceedings to the Board when required.

A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide.  Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 3.5 of these By-Laws.  The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.  Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

SECTION 3.11.                 Removal.

Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of Voting Stock, voting together as a single class.

SECTION 3.12.                                         Records.

The Board of Directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.

SECTION 3.13.                                         Advisory Directors.

The Board of Directors may elect one or more advisory directors who shall have such powers and shall perform such duties as the directors shall assign to them.  Advisory directors shall, upon election, serve until the next annual meeting of stockholders.  Advisory directors shall receive notices of all meetings of the Board of Directors in the same manner and at the same time as the directors.  They shall attend said meetings referred to in said notices in an advisory capacity, but will not cast a vote or be counted to determine a quorum.  Any advisory directors may be removed either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board of Directors.

Nothing herein contained shall be construed to preclude any advisory director from serving the Corporation in any other capacity as an officer, agent, or otherwise.

ARTICLE IV
OFFICERS

SECTION 4.1.                                           Officers.

The officers of the Corporation shall consist of a Chief Executive Officer, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a President, one or more Chief Operating Officers, one or more Vice Presidents (one or more of whom may be designated Executive or Senior Vice President), one or more Assistant Secretaries, and one or more Assistant Treasurers. Except as may otherwise be provided in the resolution of the Board of Directors choosing him or her, no officer other than the Chairman or Vice Chairman of the Board, if any, need be a director. The Board of Directors may appoint a Chairman of the Board who is also an officer of the Corporation only if it has not appointed a Non-Executive Chairman of the Board pursuant to Section 3.1 of these By-Laws. Except as may be limited by law, any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided for in the resolution choosing him or her, each officer shall be chosen for a term that shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor shall have been chosen and qualified.

All officers of the Corporation shall have such authority and perform such duties as shall be prescribed in the By-Laws or in the resolutions of the Board of Directors designating and choosing such officers and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

SECTION 4.2.                                           Other Officers and Agents.

The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.  The Chief Executive Officer may appoint key executives to the position of staff vice president.  Such staff vice presidents shall not be corporate officers and shall exercise such powers and perform such duties as are assigned to them by the Chief Executive Officer or the President, if any, or by any other officer of the Corporation designated for such purpose by the Chief Executive Officer or President, if any.

ARTICLE V
CAPITAL STOCK

SECTION 5.1.                                           Shares.

The shares of the capital stock of the Corporation shall be represented by certificates or shall be uncertificated.  Each registered holder of shares of capital stock, upon request to the Corporation, shall be provided with a stock certificate, representing the number of shares owned by such holder.  Absent specific request for such a certificate by the registered owner or transferee thereof, all shares shall be uncertificated upon the original issuance thereof by the Corporation or upon the surrender for transfer of the certificate representing such shares to the Corporation or its transfer agent.

SECTION 5.2.                                           Certificates for Shares of Stock.

The certificates for shares of stock of the Corporation shall be in such form, not inconsistent with the Certificate of Incorporation, as shall be approved by the Board of Directors.  All certificates shall be signed, countersigned, and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit any of all of the signatures on such certificates to be in facsimile.

In case any officer, transfer agent, or registrar who shall have signed or whose facsimile signature has been placed upon any such certificate or certificates shall cease to be such officer, transfer agent, or registrar of the Corporation, whether because of death, resignation, or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates had not ceased to be such officer, transfer agent, or registrar of the Corporation.

All certificates for shares of stock shall be consecutively numbered as the same are issued.  The name of the person owning the shares represented thereby with the number of such shares and the date of issue thereof shall be entered on the books of the corporation.

Except as hereinafter provided, all certificates surrendered to the Corporation for transfer shall be canceled and no new certificates or uncertificated shares shall be issued until former certificates for the same number of shares have been surrendered and canceled.

SECTION 5.3.                                           Lost, Stolen, or Destroyed Certificates.

No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed, or stolen, except on production of such evidence of such loss, destruction, or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms, and secured by such surety, as the Board of Directors or the Secretary of the Corporation may in its, his, or her discretion require.

SECTION 5.4.                                           Transfer of Shares.

Upon surrender to the Corporation or to the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, the Corporation shall issue or cause to be issued uncertificated shares or, if requested by the appropriate person, a new certificate to the person entitled thereto, cancel the surrendered certificate, and record the transaction upon its books.  Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

SECTION 5.5.                                           Regulations.

The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer, and registration of uncertificated shares or certificates for shares of stock of the Corporation.

SECTION 5.6.                                           Statements Relating to Uncertificated Securities.

Within two business days after an issuance, transfer, pledge, or release from a pledge of uncertificated shares has been registered, the Corporation shall send to the registered owner thereof and, if shares are or were subject to a registered pledge, to the registered pledgee, a written notice, signed in such manner as the Board of Directors may prescribe stating (a) that the Corporation shall furnish to such person(s) upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class of the Corporation's stock authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred stock so far as the same has been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series; (b) the number of shares and a description of the issue of which such shares are a part including the class of shares, and the designation of the series, if any, which have been issued, transferred, pledged or released from a pledge, as the case may be; (c) the name, address, and taxpayer identification number, if any, of the person or persons to which such shares have been issued or transferred, and, in the case of registration of a pledge or a release from a pledge, of the registered owner and the registered pledgee whose interest is being granted or released, (d) any liens or restrictions of the Corporation, and any adverse claims (i) which are embodied in a restraining order, injunction, or other legal process served upon the Corporation at a time and in a manner which afforded it a reasonable opportunity to act on it in accordance with applicable law, (ii) of which the Corporation has received written notification from the registered owner or the registered pledgee at a time and in a manner which afforded it a reasonable opportunity to act on it in accordance with applicable law, (iii) to which the registration of transfer to the present registered owner was subject and so noted in a statement sent to such person under this paragraph including restrictions on transfer not imposed by the Corporation, and (iv) of which the Corporation is charged with notice from a controlling instrument which the Corporation has elected to require as assurance that a necessary endorsement or instruction is genuine and effective, to which the shares are subject or a statement that there are no such liens, restrictions, or adverse claims; and (e) the date the issuance, transfer, pledge, or release from a pledge, as the case may be, was registered.  The Corporation shall maintain a printed copy of the most recent statement sent to a person with respect to uncertificated shares pursuant to this paragraph.

Within two business days after a transfer of uncertificated shares has been registered, the Corporation shall send to the former registered owner and the former registered pledgee, if any, a written notice stating (a) the number of shares and a description of the issue of which such shares are a part, including the class of shares, and the designation of the series, if any, which have been transferred; (b) the name, address and taxpayer identification number, if any, of the former registered owner and of the former registered pledgee, if any; and (c) the date the transfer was registered.

The Corporation shall send to each registered holder and registered pledgee of uncertificated shares, no less frequently than annually, and at any time upon the written request of any such person, a dated written notice stating (a) if such notice is to the registered owner, the number of shares and a description of the issue of which such shares are a part, including the class of shares, and the designation of the series, if any, registered in the name of such registered owner on the date of the statement; (b) the name, address, and taxpayer identification number, if any, of the registered owner; (c) the name, address and taxpayer identification number, if any, of any registered pledgee and the number of shares subject to the pledge; and (d) any liens or restrictions of the Corporation and any adverse claims (i) which are embodied in a restraining order, injunction, or other legal process served upon the Corporation at a time and in a manner which afforded it a reasonable opportunity to act on it in accordance with applicable law, (ii) of which the Corporation has received written notification from the registered owner or the registered pledgee at a time and in a manner which afforded it a reasonable opportunity to act on it in accordance with applicable law, (iii) to which the registration of transfer to the present registered owner was subject and so noted in a statement sent to such person under this paragraph, including restrictions on transfer not imposed by the Corporation, and (iv) of which the Corporation is charged with notice from a controlling instrument which the Corporation has elected to require as assurance that a necessary endorsement or instruction is genuine and effective, to which the shares are subject or a statement that there are no such liens, restrictions or adverse claims.

Each notice sent pursuant to this Section 5.6 shall bear a legend substantially as follows:  This statement is merely a record of the rights of the addressee as of the time of its issuance.  Delivery of the statement, of itself, confers no rights upon the recipient.  This statement is neither a negotiable instrument nor a security.

ARTICLE VI
INDEMNIFICATION; ADVANCE OF EXPENSES

SECTION 6.1.                                           Right to Indemnification.

A.           Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding") by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his or her heirs, executors, and administrators; provided, however, that except as provided in Section 6.2.B. of this Article VI, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors.

B.           Each person referred to in Section 6.1.A. of this Article VI shall be paid by the Corporation the expenses incurred in connection with any proceeding in advance of its final disposition, such advances to be paid by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the General Corporation Law of the State of Delaware requires, the advancement of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) prior to the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VI or otherwise.

C.           The right to indemnification conferred in this Article VI and the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition conferred in this Article VI each shall be a contract right.  The rights of any current or former director, officer, employee or agent under this Section 6.1 shall not be affected by the fact that such person ceases to be a director, officer, employee or agent, as the case may be.

SECTION 6.2.                                           Procedure to Obtain Indemnification.

A.           To obtain indemnification under this Article VI, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification.  Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 6.2.A., a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows:  (1) if requested by the claimant, by Independent Counsel (as hereinafter defined) or (2) if no request is made by the claimant for a determination by Independent Counsel, (a) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined) or (b) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (c) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation.  In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within six years prior to the date of the commencement of the action, suit, or proceeding for which indemnification is claimed a "Change of Control" as defined in the Corporation's 1997 Stock Incentive Plan, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors.  If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

B.           If a claim under Section 6.1 of this Article VI is not paid in full by the Corporation within 30 days after a written claim pursuant to Section 6.2.A. of this Article VI has been received by the Corporation or, in the case of a claim pursuant to Section 6.1.B., within the 20-day period provided therein, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount of the claims, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including its Board of Directors, Independent Counsel, or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an

actual determination by the Corporation (including its Board of Directors, Independent Counsel, or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

C.           If a determination shall have been made pursuant to Section 6.2.A. of this Article VI that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 6.2.B. of this Article VI.

D.           The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 6.2.B. of this Article VI that the procedures and presumptions of this Article VI are not valid, binding, and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article VI.

SECTION 6.3.                                           No Diminution of Rights.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or Disinterested Directors, or otherwise.  No repeal or modification of this Article VI shall in any way diminish or adversely affect the rights of any current or former director, officer, employee, or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

SECTION 6.4.                                           Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or any person serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the General Corporation Law of the State of Delaware.  To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 6.5 of this Article VI, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee, or agent.

SECTION 6.5.                                           Discretionary Indemnification.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation and the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article

VI with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 6.6.                                           Enforceability.

If any provision or provisions of this Article VI shall be held to be invalid, illegal, or unenforceable for any reason whatsoever:  (a)  the validity, legality, and enforceability of the remaining provisions of this Article VI (including, without limitation, each portion of any section of this Article VI containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VI (including, without limitation, each such portion of any section of this Article VI containing any such provision held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

SECTION 6.7.                                           Certain Definitions.

For purposes of this Article VI:

(a)           "Disinterested Director" means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(b)           "Independent Counsel" means a law firm that is nationally recognized for its experience in matters of Delaware corporation law and shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this Article VI.

SECTION 6.8.                                           Notices.

Any notice, request, or other communication required or permitted to be given to the Corporation under this Article VI shall be in writing and either delivered in person or sent by telecopy, telex, telegram, electronic mail, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1.                                           Fiscal Year.

The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December of each year.

SECTION 7.2.                                           Dividends.

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

SECTION 7.3.                                           Seal.

The corporate seal shall have inscribed thereon the words "Corporate Seal," the year of incorporation and around the margin thereof the words "Intermec, Inc. - Delaware."

SECTION 7.4.                                           Waiver of Notice.

Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the General Corporation Law of the State of Delaware or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting.

SECTION 7.5.                                           Audits.

The accounts, books, and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be done annually.

SECTION 7.6.                                           Resignations.

Any director of any officer, whether elected or appointed, may resign at any time by giving written notice of such resignation to the Chairman of the Board, the President, if any, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the President, if any, or the Secretary, or at such later time as is specified therein.  No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

SECTION 7.7.                                           Proxies.

Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President, if any, or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in the premises.

ARTICLE VIII
AMENDMENTS

SECTION 8.1.                                           Amendments.

These By-Laws may be altered, amended, or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given not less than two days prior to the meeting; provided, however, that, in the case of amendments by stockholders, notwithstanding any other provisions of these By-Laws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the Certificate of Incorporation or these By-Laws, the affirmative vote of the holders of at least 80 percent of the voting power of all the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend, or repeal any provision of these By-Laws.